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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 9, 2004


                                TC PIPELINES, LP
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-26091                52-2135448
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


      110 TURNPIKE ROAD, SUITE 203                                  01581
       WESTBOROUGH, MASSACHUSETTS                                 (Zip Code)
(Address of principal executive offices)


                                 (508) 871-7046
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

TC PipeLines, LP ("Partnership") owns a 30% general partner interest in Northern Border Pipeline Company ("Northern Border Pipeline"). The remaining 70% is owned by Northern Border Partners, L.P. ("Northern Border Partners"), a publicly traded limited partnership. Two of Northern Border Partners' general partners, Northern Plains Natural Gas Company ("Northern Plains") and Pan Border Gas Company ("Pan Border"), are owned by Enron Corp. ("Enron"). In addition, all of the common stock of Portland General Electric Company ("PGE") is owned by Enron. As the owner of PGE's common stock, Enron is a holding company for purposes of the Public Utility Holding Company Act of 1935 ("PUHCA"). If Enron does not qualify for an exemption under PUHCA, it must register as a holding company and PUHCA would impose a number of restrictions on the operations of registered holding company systems that would affect Enron and its subsidiaries, including Northern Plains and Pan Border. Additionally, because of the voting interest held by Enron through its general partner interests in Northern Border Partners, Northern Border Partners and certain of its subsidiaries, including Northern Border Pipeline Company, would also presumptively become subsidiaries within the Enron holding company system.

     On February 9, 2004, Northern Border Pipeline Company filed with the Securities and Exchange Commission ("SEC") a current report on Form 8-K stating that, as previously reported on December 31, 2003, Enron and other related entities had filed with the SEC an application for exemption under Section 3(a)(4) of PUHCA. By SEC order entered January 30, 2004, the hearing date on Enron's pending application for exemption under PUHCA was postponed until February 9, 2004 and by SEC order entered February 6, 2004, the hearing date has now been postponed until further notice on the condition that a status report on Enron's offer of settlement be provided no later than March 8, 2004.

     On February 6, 2004, Enron filed an application with the SEC requesting authorization for, among other items, certain transactions specific to Northern Border Partners and its subsidiaries, including a request to permit Northern Border Partners to declare and pay distributions. Enron's application is predicated on its registration under the PUHCA once the requested authorizations are received. Northern Border Pipeline advises that it is intended that the authorizations be effective until the earlier of the deregistration of Enron under PUHCA or July 31, 2005. Before any order by the SEC on the requested authorizations is issued, the application will be subject to a statutory notice period. In its Form 8-K dated February 9, 2004, Northern Border Pipeline Company further states that while Northern Border Pipeline cannot predict when or if Enron's application will be approved, approval of the application as filed would minimize the likelihood that Northern Border Pipeline's business would be adversely impacted by Enron's registration under PUHCA.

     This Current Report on Form 8-K includes forward-looking statements regarding future events and the future financial performance of Northern Border Pipeline Company, and in turn, TC PipeLines, LP. Although the Partnership believes that these expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include developments in Enron's pending applications under PUHCA, and potential regulation under PUHCA.

     For further discussion of potential impacts to the Partnership if Northern Border Pipeline is found subject to the potential restrictions imposed by PUHCA, please read Management's Discussion and Analysis of Financial Condition and Results of Operations of our quarterly reports on Form 10-Q for the periods ended March 31, 2003, June 30, 2003 and September 30, 2003 and our 8-Ks filed April 17, 2003 and December 31, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                TC PipeLines, LP

                                           By:  TC PipeLines GP, Inc.,
                                                its general partner

Dated: February 9th, 2004                   By: /s/ AMY LEONG
                                                -------------------------------
                                                Amy Leong
                                                Controller




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